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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): April 8, 1998


                            HUNTSMAN PACKAGING CORPORATION
                (Exact name of registrant as specified in its charter)


Utah                               333-40067               87-0496065
(State or other jurisdiction    (Commission File          (IRS Employer
 of incorporation)                   Number)         Identification Number)


          500 Huntsman Way
          Salt Lake City, Utah                                   84108
          (Address of principal executive offices)               (Zip Code)

                                    (801) 532-5200
                 (Registrant's telephone number, including area code)

                                    Not Applicable
            (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

     The registrant is filing a press release relating to the proposed acquisition by registrant and its wholly-owned subsidiary VA Acquisition Corp. of Blessings Corporation.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)     Financial Statements:    None

  (b)     Pro Forma Financial Information:    None

  (c)     Exhibits:

EXHIBIT NO.                         DOCUMENT

  99                              Press release



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HUNTSMAN PACKAGING CORPORATION



                              By: /s/ Ronald G. Moffitt
                                  --------------------------
                                  Ronald G. Moffitt
                                  Senior Vice President



April 8, 1998



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                                    EXHIBIT INDEX




EXHIBIT NO.         DOCUMENT                   PAGE

   99             Press Release                 1